Exhibit 10.2

AIRXPANDERS, INC.

2005 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

AirXpanders, Inc. (the “Company”), pursuant to its 2005 Equity Incentive Plan (the “Plan”), hereby grants to the Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Optionee:	F. Mark Payne

Date of Stock Option Agreement:

Date of Grant:	October 3, 2007

Vesting Commencement Date:	October 3, 2007

Exercise Price per Share:	$0.05

Total Number of Shares Granted:	80,000

Total Exercise Price:	$4,000

Term/Expiration Date:	October 2, 2017

Type of Option:	☒ Incentive Stock Option ☐ Non-Qualified Stock Option

Exercise Schedule:	☒ Same as Vesting Schedule ☐ Early Exercise Permitted

Vesting Schedule:	For so long as you continue to be a Service Provider to the Company, the Shares covered by this Option shall vest as follows:

20,000 shares shall vest on April 23, 2008 and 1/36 of the remaining shares subject to the Option (rounded down to the next whole number of shares) shall vest on each calendar month thereafter (commencing May 23, 2008).

Termination Period:	This Option may be exercised, to the extent vested, for three (3) months after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as provided above.

II.	AGREEMENT

1.    Grant of Option. The Company hereby grants to the Optionee an Option to purchase the number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

2.    Exercise of Option. This Option is exercisable as follows:

(a)    Right to Exercise.

(i)    This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. Alternatively, this Option may be exercised in whole or in part at such times as are established by the Administrator as to Shares which have not yet vested. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider. Vested Shares shall not be subject to the Company’s Repurchase Option (as set forth in the Restricted Stock Purchase Agreement).

(ii)    As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement attached hereto as Exhibit C-1.

(iii)    This Option may not be exercised for a fraction of a Share.

(iv)    In the event of Optionee’s death, disability or other termination of the Optionee’s status as a Service Provider, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

(v)    In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b)    Method of Exercise. This Option shall be exercisable by written Notice (in the form attached as Exhibit A). The Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by the Optionee and, together with an executed copy of the Restricted Stock Purchase Agreement, if applicable, shall be delivered in person or by certified mail to the Secretary of the Company. The Notice and Restricted Stock Purchase Agreement must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice and Restricted Stock Purchase Agreement, if applicable, accompanied by the Exercise Price and payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.    Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.    Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

5.    Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)    cash;

(b)    check;

(c)    with the consent of the Administrator and to the extent allowed by the Sarbanes-Oxley Act of 2002, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator and structured to comply with all Applicable Laws;

(d)    with the consent of the Administrator, surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

(e)    with the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(f)    with the consent of the Administrator, property of any kind which constitutes good and valuable consideration;

(g)    with the consent of the Administrator, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(h)    with the consent of the Administrator, any combination of the foregoing methods of payment.

6.    Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7.    Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of the Optionee’s death or the total and permanent disability of the Optionee as defined in Code Section 22(e)(3)), Optionee may exercise this Option during the Termination Period set out in the Notice of Grant, to the extent the Option was vested at the date on which Optionee ceases to be a Service Provider. To the extent that the Option is not vested at the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8.    Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be a Service Provider, but only within twelve (12) months from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

9.    Death of Optionee. If Optionee ceases to be a Service Provider as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

10.    Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11.    Term of Option. This Option may be exercised only within the term set out in the Notice of Grant.

12.    Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which the Optionee hereby agrees to enter into at the request of the Company.

(Signature Page Follows)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

AIRXPANDERS, INC.

By:
Name:	Chris Jones
Title:	President

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2005 EQUITY INCENTIVE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
OPTIONEE

Residence Address:

EXHIBIT A

AIRXPANDERS, INC.

2005 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

AirXpanders, Inc.

Attention: Stock Administration

1.    Exercise of Option. Effective as of today,            ,        , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      shares of the Common Stock (the “Shares”) of AirXpanders, Inc. (the “Company”) under and pursuant to the AirXpanders, Inc. 2005 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated             ,        , (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:		October 3, 2007

Number of Shares as to which Option is Exercised:

Exercise Price per Share:		$0.05

Total Exercise Price:

Certificate to be issued in name of:

Cash Payment delivered herewith:	☐	$

Promissory note delivered herewith:	☐	$

Type of Option:             ☒  Incentive Stock Option                ☐  Non-Qualified Stock Option

2.    Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3.    Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.    Optionee’s Rights to Transfer Shares

(a)    Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(i)    Notice of Proposed Transfer. In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (w) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (x) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (y) the number of Shares to be Transferred to each Proposed Transferee and (z) the bona fide cash price for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).

(ii)    Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (iii) below.

(iii)    Purchase Price. The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price.

(iv)    Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times mutually agreed to by the Company and the Holder.

(v)    Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section and the Restricted Stock Purchase Agreement, if applicable, shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such 120-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

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(b)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or upon the Optionee’s death by will or intestacy to the Optionee’s Immediate Family or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and the Restricted Stock Purchase Agreement, if applicable, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(c)    Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon a sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).

(d)    Transfer Restrictions. Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

5.    Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.    Restrictive Legends and Stop-Transfer Orders.

(a)    Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

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THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)    Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8.    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of the Plan (the “Administrator”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

9.    Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

10.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

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11.    Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

12.    Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

13.    Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement, the Investment Representation Statement and the Restricted Stock Purchase Agreement, if applicable, constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

AIRXPANDERS, INC.	OPTIONEE

By:
Name:	Optionee
Its:

Address:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	AirXpanders, Inc.

SECURITY	:	Common Stock

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of AirXpanders, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a)    Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)    Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c)    Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)    Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Optionee

Date:             ,

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EXHIBIT C-1

AIRXPANDERS, INC.

2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT is made between                      (the “Purchaser”) and AirXpanders, Inc. (the “Company”), as of             ,         .

RECITALS

(1)    Pursuant to the exercise of the Option granted to Purchaser under the Company’s 2005 Equity Incentive Plan and pursuant to the Stock Option Agreement (the “Option Agreement”) dated             ,         , by and between the Company and Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase                     of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”). The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares”.

(2)    As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.    Repurchase Option.

(a)    If Purchaser ceases to be a Service Provider (as defined in the Company’s 2005 Equity Incentive Plan) for any reason, including for cause, death, and disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of Purchaser’s Unvested Shares as of the date on which Purchaser ceases to be a Service Provider at the lesser of the exercise price paid by Purchaser for such Shares in connection with the exercise of the Option or the Fair Market Value of the Unvested Shares on the date the Purchaser ceases to be a Service Provider (the “Repurchase Option”).

(b)    The Company may exercise its Repurchase Option by delivering, personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be), within ninety (90) days of the date on which Purchaser ceases to be a Service Provider, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

(c)    At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d)    If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the date on which Purchaser ceases to be a Service Provider, the Repurchase Option shall terminate.

(e)    One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Grant until all Shares are released from the Repurchase Option. Fractional Shares shall be rounded to the nearest whole share.

2.    Transferability of the Shares; Escrow.

(a)    Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company from time to time, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)    To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Company’s Secretary, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company from time to time, the share certificate(s) representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2. The Unvested Shares and stock assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company’s obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C-4. Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

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(c)    The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)    Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement. Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

3.    Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.    Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

5.    Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

6.    Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

7.    Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

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8.    Section 83(b) Elections.

(a)    Election for Unvested Shares Purchased Pursuant to a Non-Qualified Stock Option. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a Non-Qualified Stock Option for Unvested Shares, that unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses over the purchase price for the Shares. Optionee represents that Optionee has consulted any tax consultant(s) Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

(b)    Election for Unvested Shares Purchased Pursuant to an Incentive Stock Option. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Incentive Stock Option for Unvested Shares, that unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of income to the Purchaser, for alternative minimum tax purposes, measured by the excess, if any, of the fair market value of the Shares at the time the Company’s Repurchase Option lapses over the purchase price for the Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

9.    Representations. Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10.    Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

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Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

AIRXPANDERS, INC.

By:
Title:

PURCHASER

By:
Name:

Address:

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EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                                 , hereby sell, assign and transfer unto                                                               (                ) shares of the Common Stock of AirXpanders, Inc. registered in my name on the books of said corporation represented by Certificate No.          herewith and do hereby irrevocably constitute and appoint                                  to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Purchase Agreement between AirXpanders, Inc. and the undersigned dated             ,         .

Dated:             ,

Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of Purchaser.

EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

            ,

Sheryl Miller, Assistant Secretary

Heller Ehrman, LLP

333 Bush Street

San Francisco, CA 94104

As Escrow Agent for both AirXpanders, Inc. (the “Company”) and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.    In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.    At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3.    Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.    Upon written request of Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Company’s Repurchase Option. Within one hundred twenty (120) days after Purchaser ceases to be a Service Provider, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

5.    If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.    Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.    You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.    You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.    You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.    You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11.    You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

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12.    Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.    If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.    It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16.    By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.    This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.    These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

(Signature Page Follows)

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IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

AIRXPANDERS, INC.

By:
Name:
Title:

PURCHASER:

By:
Name:

Address:

ESCROW AGENT:

By:
Name:
Title:

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EXHIBIT C-4

CONSENT OF SPOUSE

I,                                 , spouse of                                 , have read and approve the Restricted Stock Purchase Agreement dated             ,         , between my spouse and AirXpanders, Inc. In consideration of granting of the right to my spouse to purchase shares of AirXpanders, Inc. set forth in the Restricted Stock Purchase Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Restricted Stock Purchase Agreement insofar as I may have any rights in said Restricted Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Purchase Agreement.

Dated:             ,

Signature of Spouse